UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the

Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): June 3, 2011

ICF International, Inc.

(Exact name of registrant as specified in its charter)

Delaware	001-33045	22-3661438
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification Number)

9300 Lee Highway, Fairfax, Virginia		22031
(Address of principal executive offices)		(Zip Code)

Registrant’s telephone number, including area code: (703) 934-3000

Not Applicable

(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.02 Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers

(d) On June 3, 2011, the Board of Directors of ICF International Inc. (the “Company”) appointed Dr. Ernest J. Moniz to fill a vacancy on the Board of Directors of the Company (the “Board”). Dr. Moniz shall serve as a Class II director to serve until the Company’s annual meeting of shareholders in 2014, subject to his prior death, resignation or removal from office as provided by law.

Dr. Moniz is the Cecil and Ida Green Professor of Physics and Engineering Systems, Director of the Energy Initiative, and Director of the Laboratory for Energy and Environment at the Massachusetts Institute of Technology, where he has served on the faculty since 1973. Dr. Moniz served as Under Secretary of the Department of Energy (“DOE”) from October 1997 until January 2001. He is a member of President Obama’s Council of Advisors on Science and Technology (“PCAST”) and of the DOE Blue Ribbon Commission on America’s Nuclear Future.

There is no arrangement or understanding between Dr. Moniz and any other person pursuant to which he was appointed as a director of the Company. In connection with his service, Dr. Moniz will receive the Company’s standard compensation package. Dr. Moniz does not have any other material arrangements or transactions with related persons to be disclosed pursuant to Item 404(a) of Regulation S-K.

The press release containing this announcement is filed as Exhibit 99.1.

Item 5.07 Submission of Matters to a Vote of Security Holders

The 2011 Annual Meeting of Stockholders of the Company was held on Friday, June 3, 2011.

Set forth below are the matters acted upon by the Company’s stockholders at the Annual Meeting, and the final voting results of each such matter.

1. Election of one director to serve for a term expiring at the Company’s annual meeting in 2014:

Name	Votes For	Votes Withheld	Broker Non-Votes (1)	Total

Dr. Edward H. Bersoff	14,761,291	1,290,455	1,495,581	17,547,327

2. Ratification of the selection of Grant Thornton LLP as the Company’s independent registered public accounting firm for fiscal year 2011:

Votes For	Votes Against	Abstentions	Broker Non-Votes (1)	Total

17,514,877	21,764	10,686	—	17,547,327

3. Non-binding advisory vote regarding the Company’s overall pay-for-performance executive compensation program:

Votes For	Votes Against	Abstentions	Broker Non-Votes (1)	Total

14,260,298	1,243,034	548,414	1,495,581	17,547,327

4. Non-binding advisory vote on frequency of say-on-pay votes:

Annually	Every Two Years	Every Three Years	Abstentions	Broker Non-Votes (1)	Total

11,307,750	8,595	4,197,251	538,150	1,495,581	17,547,327

Based on these results, the Board has determined that the Company will hold an advisory vote on executive compensation annually. The Board may reevaluate this determination after the next stockholder advisory vote on the frequency of the advisory vote on executive compensation.

(1)	A broker non-vote occurs when a broker, bank or other nominee holding shares for a beneficial owner does not vote on a particular proposal because the nominee does not have discretionary voting power with respect to the item and has not received voting instructions from the beneficial owner of the shares it holds. Broker non-votes are counted when determining whether the necessary quorum of stockholders is present or represented at each annual meeting.

Item 9.01 Financial Statements and Exhibits

(d) Exhibits

99.1	Press Release dated June 3, 2011

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

ICF International, Inc.

Date: June 3, 2011	By:	/s/ Sudhakar Kesavan
Sudhakar Kesavan
Chief Executive Officer